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                                                                     EXHIBIT 4.1

   Number                     NICHOLS                                  Shares
                               TXEN

Common Stock                                                        Common Stock

                            NICHOLS TXEN CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 653823 10 4

This Certifies that

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

is the owner of

full paid and non-assessable shares of common stock of the par value of $0.01 per share of Nichols TXEN Corporation, transferable on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


Patsy L. Hattox                                               Paul D. Reaves
   Secretary                                             Chief Executive Officer

                                     [SEAL]

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  --  as tenants in common                UNIF GIFT MIN ACT -- _________ Custodian ____________
TEN ENT  --  as tenants by the entireties                               (Cust)              (Minor)
IT TEN   --  as joint tenants with right of                      under Uniform Gifts to Minors
             survivorship and not as tenants                     Act ______________________
             in common                                                       (State)
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    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNED

_______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________


                              __________________________________________________
                              THE SIGNATURE TO THIS ABRIDGEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                      NOTICE: ALTERATION OR ENLARGEMENT ON ANY CHANGE WHATEVER.

      SIGNATURE(S) GUARANTEED:__________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (RANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-15.

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
    AMERICAN BANK NOTE COMPANY           PRODUCTION COORDINATOR: LISA MARTIN: 215-630-2155
        660 BLAIR MILL ROAD                           PROOF OF APRIL 8, 1999
         HORSHAM, PA 19044                              NICHOLS TXEN CORP.
          (215) 657-3480                                    H 80884 bk
-----------------------------------      -------------------------------------------------
   SALES: A HOBBS: 404-526-1455          OPERATOR:                     JW
-----------------------------------      -------------------------------------------------
/NET/BANKNOTE/HOME 13/NICHOLS 60884                           NEW
-----------------------------------      -------------------------------------------------
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